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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 29, 2000




                             BUSH INDUSTRIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   1-8884                   16-0837346
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         (State or other          (Commission File           (I.R.S. Employer
          jurisdiction                 Number)                Identification
        of incorporation)                                          No.)




                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
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                    (Address of principal executive offices)



       Registrants's telephone number, including area code: (716) 665-2000


                                      N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     Bush Industries, Inc. (the "Registrant"), entered into an amendment (the "Fourth Amendment"), dated as of February 29, 2000, to that certain Credit and Guarantee Agreement dated as of June 26, 1997, as amended (the "Credit Agreement"), with The Chase Manhattan Bank, as administrative agent and as a lender, Mellon Bank, N.A., as co-agent and as a lender, and certain other banks. The Fourth Amendment permitted, based on certain financial tests, the applicable margin to be reduced earlier than provided for in the Credit Agreement, as previously amended.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            10.1 Fourth Amendment, dated as of February 29, 2000, to the Credit and Guarantee Agreement dated as of June 26, 1997.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BUSH INDUSTRIES, INC.



Date: March 16, 2000                              By: /s/ Robert L. Ayres
      --------------                                 ---------------------------
                                                     Robert L. Ayres
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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